                                                                    Exhibit 99.1

                         UNITED STATES BANKRUPTCY COURT
                            DISTRICT OF MASSACHUSETTS
                                EASTERN DIVISION




IN RE:    MOLTEN METAL (CONSOLIDATED)                    CASE NO.:  97-21385-CJK
          DEBTOR                                        JUDGE:   CAROL J. KENNER


                                                                      CHAPTER 11

MONTHLY OPERATING REPORT FOR MONTH ENDING:              5/31/98



COMES NOW, MOLTEN METAL TECHNOLOGY, INC. (CONSOLIDATED), Debtor in Possession, and hereby its Monthly Operating Report for the period commencing 5/1/98 and ending 5/31/98 as shown by the report and exhibits consisting of 10 pages and containing the following, as indicated:

         X        Monthly Reporting Questionnaire (Attachment 1)

         X        Comparative Balance Sheets (Forms OPR-1 and OPR-2)

         X        Summary of Accounts Receivable (Form OPR-3)

         X        Schedule of Post-Petition Liabilities (Form OPR-4)

         X        Income Statement (Form OPR-5)

         X        Statement of Sources and Uses of Cash (Form OPR-6)


I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.


Date:          6/26/98           DEBTOR-IN-POSSESSION
                                 By:              /s/ F. Gordon Bitter
                                                  ------------------------------
                                 Name & Title:    F. Gordon Bitter, CEO & CFO
                                                  Molten Metal Technology, Inc.
                                                  421 Currant Road
                                                  Fall River, MA  02720
                                                  Telephone:    508-324-6497

                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF MASSACHUSETTS


IN RE:    MOLTEN METAL TECHNOLOGY, INC. (CONSOLIDATED)   CASE NO.:  97-21385-CJK
            DEBTOR                                      JUDGE:   CAROL J. KENNER


                                                                      CHAPTER 11


NOTE TO THE MONTHLY OPERATING REPORT:


Consistent with the Debtor's historical accounting practices, this operating report accounts for all cash transfers among the Debtor and its affiliates and allocates some, but not all, of the expenses borne by one affiliate for the benefit of another or the others. In the absence of a decision for substantive consolidation, the Debtor will develop an appropriate allocation of expenses among the affiliated entities.

                           COMPARATIVE BALANCE SHEETS                FORM OPR-1


CASE NAME: MOLTEN METAL TECHNOLOGY, INC.
(CONSOLIDATED)
CASE NO.:  97-21385-CJK

                                                            MONTH ENDED: 5/31/98

                                                            FILING          MONTH           MONTH          MONTH           MONTH
                                                             DATE           ENDED           ENDED          ENDED           ENDED
                                                           12/3/97        12/31/97         1/31/98        2/28/98         3/31/98
                                                    -------------------------------------------------------------------------------
ASSETS

CURRENT ASSETS

Cash                                                      4,654,326       7,712,988       7,222,698      5,141,902       1,679,329
Other negotiable instruments (i.e.  CD's,
             Treasury Bills, Etc.)
Accounts Receivable-Trade, Net (OPR-3)                    7,589,596       7,768,045       6,001,822      6,121,182       7,604,873
Less:   allowance for doubtful accounts                    (150,000)       (150,000)       (150,000)      (150,000)       (150,000)
Accounts Receivable-Other                                 3,362,193       3,114,234       3,630,556      3,936,087       3,456,844
Inventory, at cost                                        4,642,718       2,999,979       2,981,683      2,953,384       3,252,606
Prepaid expenses                                          2,944,501       3,432,683       3,590,453      3,912,070       4,053,504
Deposits                                                    199,046         176,955         258,371        264,731         327,840
Other:
             Investment in Nichimen Joint Venture           433,739         433,739         433,739        433,739         433,739
             Investment in CW, LLC                        1,497,718       1,497,718       1,497,718      1,497,718       1,497,718
             Long Term Notes Receivable                  20,806,950      20,806,950      20,806,950     20,806,950      20,806,950
             Restricted Cash Collateral Deposits          3,921,953       3,930,999       3,940,000      3,948,082       4,236,270


                                                    -------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                     49,902,740      51,724,290      50,213,990     48,865,845      47,209,673
                                                    -------------------------------------------------------------------------------

PROPERTY, PLANT AND EQUIPMENT, AT COST                  158,480,555     158,577,054     158,881,900    159,301,814     159,543,659
Less:  Accumulated Depreciation                         (23,789,824)    (24,685,394)    (25,710,487)   (26,735,581)    (27,727,471)

                                                    -------------------------------------------------------------------------------
NET PROPERTY, PLANT AND EQUIPMENT                       134,690,731     133,891,660     133,171,413    132,566,233     131,816,188
                                                    -------------------------------------------------------------------------------

OTHER ASSETS (ITEMIZED IF VALUE EXCEEDS
             10% OF "TOTAL ASSETS")
             Intangible Assets                           26,143,973      26,143,421      26,168,331     26,189,604      26,398,877
             Less:  Accumulated Amortization             (4,212,236)     (4,412,755)     (4,604,973)    (4,797,190)     (4,992,683)

                                                    -------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                       21,931,737      21,730,666      21,563,358     21,382,414      21,406,194
                                                    -------------------------------------------------------------------------------

TOTAL ASSETS                                            206,525,208     207,346,616     204,948,761    202,824,492     200,432,055
                                                    ===============================================================================

                                                       MONTH           MONTH           MONTH
                                                       ENDED           ENDED           ENDED
                                                      4/30/98         5/31/98
                                                  ------------------------------------------------
ASSETS

CURRENT ASSETS

Cash                                                      622,084         176,049
Other negotiable instruments (i.e.  CD's,
             Treasury Bills, Etc.)
Accounts Receivable-Trade, Net (OPR-3)                  7,663,418       7,512,835
Less:   allowance for doubtful accounts                  (150,000)       (150,000)
Accounts Receivable-Other                               3,998,122       3,940,945
Inventory, at cost                                      3,070,450       3,332,996
Prepaid expenses                                        3,798,824       4,556,459
Deposits                                                  327,840         327,840
Other:
             Investment in Nichimen Joint Venture         433,739         433,739
             Investment in CW, LLC                      1,497,718       1,497,718
             Long Term Notes Receivable                20,806,950      20,806,950
             Restricted Cash Collateral Deposits        4,236,270       4,236,270


                                                  ------------------------------------------------
TOTAL CURRENT ASSETS                                   46,505,415      46,671,801               0
                                                  ------------------------------------------------

PROPERTY, PLANT AND EQUIPMENT, AT COST                160,680,666     161,580,803
Less:  Accumulated Depreciation                       (28,736,212)    (29,769,307)

                                                  ------------------------------------------------
NET PROPERTY, PLANT AND EQUIPMENT                     131,944,454     131,811,496               0
                                                  ------------------------------------------------

OTHER ASSETS (ITEMIZED IF VALUE EXCEEDS
             10% OF "TOTAL ASSETS")
             Intangible Assets                         26,488,284      26,564,368
             Less:  Accumulated Amortization           (5,199,409)     (5,413,005)

                                                  ------------------------------------------------
TOTAL OTHER ASSETS                                     21,288,875      21,151,363               0
                                                  ------------------------------------------------

TOTAL ASSETS                                          199,738,744     199,634,660               0
                                                  ================================================

                           COMPARATIVE BALANCE SHEETS                FORM OPR-2


CASE NAME: MOLTEN METAL TECHNOLOGY, INC.
(CONSOLIDATED)
CASE NO.:  97-21385-CJK


                                                            MONTH ENDED: 5/31/98

                                                               FILING          MONTH           MONTH           MONTH
                                                                DATE           ENDED           ENDED           ENDED
                                                               12/3/97        12/31/97        1/31/98         2/28/98
                                                           ---------------------------------------------------------------
LIABILITIES

POST PETITION LIABILITIES

Secured Debt (See Form OPR-4)                                                   5,260,000       7,000,000       7,000,000
Unsecured Debt-Intercompany Obligations due to cash
             transfers in Post Petition Operations
Unsecured Debt-Obligations incurred in Post Petition
             Operations (See Form OPR-4)                                        3,076,569       2,266,637       4,943,854

                                                           ---------------------------------------------------------------
TOTAL POST PETITION LIABILITIES                                          0      8,336,569       9,266,637      11,943,854

PRE PETITION INTERCOMPANY LIABILITIES
DEFERRED REVENUE/DEFERRED INCOME                                12,378,455     10,623,523      10,213,992      10,200,940
TOTAL OTHER PRE PETITION LIABILITIES                           242,148,750    241,463,644     242,349,829     240,705,035
                                                           ---------------------------------------------------------------

TOTAL LIABILITIES                                              254,527,205    260,423,736     261,830,458     262,849,829
                                                           ---------------------------------------------------------------

SHAREHOLDERS' EQUITY (DEFICIT)

Preferred Stock                                                 15,874,471     16,793,713      17,319,518      17,845,322
Common Stock                                                       237,810        237,810         237,810         237,810
Paid in Capital                                                170,893,690    170,893,690     170,893,907     170,893,907
Valuation Allowance                                                  9,683         11,636
Dividends Paid                                                  (4,343,230)    (5,262,472)     (5,788,277)     (6,314,081)
Treasury Stock                                                  (1,251,319)    (1,251,319)     (1,251,319)     (1,251,319)
Deferred Compensation                                             (127,137)      (120,489)       (113,842)       (107,838)
Retained Earnings
             Through Filing Date                              (229,295,965)  (229,295,965)   (229,295,965)   (229,295,965)
             Post Filing Date                                                  (5,083,724)     (8,883,529)    (12,033,173)

                                                           ---------------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY (DEFICIT)                           (48,001,997)   (53,077,120)    (56,881,697)    (60,025,337)
                                                           ---------------------------------------------------------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                     206,525,208    207,346,616     204,948,761     202,824,492
                                                           ===============================================================

                                                            MONTH          MONTH           MONTH           MONTH
                                                            ENDED          ENDED           ENDED           ENDED
                                                           3/31/98        4/30/98         5/31/98
                                                       ---------------------------------------------------------------

LIABILITIES

POST PETITION LIABILITIES

Secured Debt (See Form OPR-4)                                7,000,000      7,000,000       9,300,000
Unsecured Debt-Intercompany Obligations due to cash
             transfers in Post Petition Operations
Unsecured Debt-Obligations incurred in Post Petition
             Operations (See Form OPR-4)                     5,414,210      5,228,901       5,733,366

                                                       ---------------------------------------------------------------
TOTAL POST PETITION LIABILITIES                             12,414,210     12,228,901      15,033,366               0

PRE PETITION INTERCOMPANY LIABILITIES
DEFERRED REVENUE/DEFERRED INCOME                            10,180,107     10,347,984      10,194,496
TOTAL OTHER PRE PETITION LIABILITIES                       240,424,837    241,011,506     240,761,011
                                                       ---------------------------------------------------------------

TOTAL LIABILITIES                                          263,019,154    263,588,391     265,988,873               0
                                                       ---------------------------------------------------------------

SHAREHOLDERS' EQUITY (DEFICIT)

Preferred Stock                                             18,371,126     18,011,989      17,652,851
Common Stock                                                   237,810        237,810         237,810
Paid in Capital                                            170,893,907    170,893,690     170,893,690
Valuation Allowance
Dividends Paid                                              (6,830,562)    (6,471,425)     (6,112,287)
Treasury Stock                                              (1,251,319)    (1,251,319)     (1,251,319)
Deferred Compensation                                         (101,191)       (94,758)        (88,111)
Retained Earnings
             Through Filing Date                          (229,295,965)  (229,295,965)   (229,295,965)
             Post Filing Date                              (14,610,905)   (15,879,669)    (18,390,928)

                                                       ---------------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY (DEFICIT)                       (62,587,099)   (63,849,647)    (66,354,259)              0
                                                       ---------------------------------------------------------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                 200,432,055    199,738,744     199,634,614               0
                                                       ===============================================================

                         SUMMARY OF ACCOUNTS RECEIVABLE              FORM OPR-3


CASE NAME: MOLTEN METAL TECHNOLOGY, INC.
(CONSOLIDATED)
CASE NUMBER:  97-21385-CJK


                                                            MONTH ENDED: 5/31/98

                                                                     0-30         31-60         61-90         OVER
                                                       TOTAL         DAYS          DAYS         DAYS         90 DAYS

                                                    --------------------------------------------------------------------
DATE OF FILING:   12/3/97                              7,589,596     4,116,989      943,972       797,630     1,731,005
                  Allowance for doubtful accounts       (150,000)                                              (150,000)
                                                    --------------------------------------------------------------------
                                                       7,439,596     4,116,989      943,972       797,630     1,581,005
                                                    ====================================================================

MONTH:            12/31/97                             7,768,045     1,875,415    3,473,011       519,172     1,900,447
                  Allowance for doubtful accounts       (150,000)                                              (150,000)
                                                    --------------------------------------------------------------------
                                                       7,618,045     1,875,415    3,473,011       519,172     1,750,447
                                                    ====================================================================

MONTH:            1/31/98                              6,001,822     1,290,680    1,267,373     1,458,561     1,985,208
                  Allowance for doubtful accounts       (150,000)                                              (150,000)
                                                    --------------------------------------------------------------------
                                                       5,851,822     1,290,680    1,267,373     1,458,561     1,835,208
                                                    ====================================================================

MONTH:            2/28/98                              6,121,182     1,377,798    1,019,381       572,967     3,151,036
                  Allowance for doubtful accounts       (150,000)                                              (150,000)
                                                    --------------------------------------------------------------------
                                                       5,971,182     1,377,798    1,019,381       572,967     3,001,036
                                                    ====================================================================

MONTH:            3/31/98                              7,604,873     3,156,081    1,505,814       286,492     2,656,486
                  Allowance for doubtful accounts       (150,000)                                              (150,000)
                                                    --------------------------------------------------------------------
                                                       7,454,873     3,156,081    1,505,814       286,492     2,506,486
                                                    ====================================================================

MONTH:            4/30/98                              7,663,418     3,222,525      851,867       791,510     2,797,516
                  Allowance for doubtful accounts       (150,000)                                              (150,000)
                                                    --------------------------------------------------------------------
                                                       7,513,418     3,222,525      851,867       791,510     2,647,516
                                                    ====================================================================

MONTH:            5/31/98                              7,512,835     1,659,753    2,879,561       361,683     2,611,838
                  Allowance for doubtful accounts       (150,000)                                              (150,000)
                                                    --------------------------------------------------------------------
                                                       7,362,835     1,659,753    2,879,561       361,683     2,461,838
                                                    ====================================================================

                     SCHEDULE OF POST PETITION LIABILITIES           FORM OPR-4


CASE NAME: MOLTEN METAL TECHNOLOGY, INC.
(CONSOLIDATED)
CASE NUMBER:  97-21385-CJK


                                                            MONTH ENDED: 5/31/98

                                                                                   DATE           DATE         TOTAL
                                                                                 INCURRED         DUE           DUE

                                                                             -------------------------------------------
TAXES PAYABLE

            Federal Income Taxes                                                                                    NONE
            FICA-Employer's Share                                                                                   NONE
            FICA-Employee's Share                                                                                   NONE
            Unemployment Tax                                                                                        NONE
            State Sales & Use Tax                                                                                   NONE
            State __________ Tax                                                                                    NONE
            Personal Property Tax                                                                                   NONE

                                                                                                           -------------
TOTAL TAXES PAYABLE                                                                                                    0
                                                                                                           -------------

POST PETITION SECURED DEBT
DIP FINANCING
            Post petition advances-Morgens Waterfall Financing               3/20/98-5/31/99    12/31/99       9,300,000

ACCRUED INTEREST PAYABLE
            Post petition interest on Morgens Waterfall Financing

                                                                                                           -------------
TOTAL POST PETITION SECURED DEBT                                                                               9,300,000
                                                                                                           -------------


POST PETITION UNSECURED DEBT
TRADE ACCOUNTS PAYABLE & OTHER:
            Trade Accounts Payable (see attached schedules)                                                    1,646,389
            Payroll withholdings
            Accrued Payroll
            Accrued expenses-Estimated liability incurred, but not invoiced
                 as of the end of the period and deferred obligations.                                         4,086,977

                                                                                                           -------------
TOTAL TRADE ACCOUNTS PAYABLE & OTHER                                                                           5,733,366
                                                                                                           -------------

TOTAL ALL POST PETITION LIABILITIES                                                                           15,033,366
                                                                                                           =============

                                                                                0-30         31-60         61-90         OVER
                                                                                DAYS          DAYS         DAYS         90 DAYS

                                                                             ------------------------------------------------------
TAXES PAYABLE

            Federal Income Taxes
            FICA-Employer's Share
            FICA-Employee's Share
            Unemployment Tax
            State Sales & Use Tax
            State __________ Tax
            Personal Property Tax

                                                                             ------------------------------------------------------
TOTAL TAXES PAYABLE                                                                     0            0             0             0
                                                                             ------------------------------------------------------

POST PETITION SECURED DEBT
DIP FINANCING
            Post petition advances-Morgens Waterfall Financing

ACCRUED INTEREST PAYABLE
            Post petition interest on Morgens Waterfall Financing

                                                                             ------------------------------------------------------
TOTAL POST PETITION SECURED DEBT                                                        0            0             0             0
                                                                             ------------------------------------------------------


POST PETITION UNSECURED DEBT
TRADE ACCOUNTS PAYABLE & OTHER:
            Trade Accounts Payable (see attached schedules)
            Payroll withholdings
            Accrued Payroll
            Accrued expenses-Estimated liability incurred, but not invoiced as of the end of the period and deferred obligations.

                                                                             ------------------------------------------------------
TOTAL TRADE ACCOUNTS PAYABLE & OTHER                                                    0            0             0             0
                                                                             ------------------------------------------------------

TOTAL ALL POST PETITION LIABILITIES                                                     0            0             0             0
                                                                             ======================================================

                                INCOME STATEMENT                     FORM OPR-5


CASE NAME: MOLTEN METAL TECHNOLOGY, INC.
(CONSOLIDATED)
CASE NO.:  97-21385-CJK

                                                            MONTH ENDED: 5/31/98

                                                                        PRE          POST         MONTH        MONTH
                                                                     PETITION      PETITION       ENDED        ENDED
                                                                      12/3/97      12/31/97      1/31/98      2/28/98
                                                                   ------------------------------------------------------
NET REVENUE (INCOME)                                                           0    4,103,641     1,797,407    2,069,601
                                                                   ------------------------------------------------------

COST OF GOODS SOLD
            Salaries & wages                                             224,548    1,676,135     1,353,865    1,050,129
            Less:  Salaries & wages capitalized in fixed assets                                    (121,795)    (120,000)
            Benefits                                                                  562,849       318,037      314,271
            Bad debt expense                                                           18,625
            Cost of goods sold                                                      1,200,000       (20,833)
            Decontamination & disposal                                                 26,758        26,758       26,758
            Disposal costs-secondary wastes                                           112,496       105,018      431,112
            Financing costs                                                           212,000         9,000
            Insurance                                                                 108,638       114,934       84,457
            Legal services                                                            342,713
            Materials                                                               1,151,084       866,199      418,286
            Office expense & supplies                                                  37,650        21,138       66,470
            Other                                                                      18,202        57,436        8,528
            Outside services                                                          814,013       443,144      473,118
            Professional services                                                     857,587        59,868      145,646
            Rent-equipment                                                            104,873        39,324       87,631
            Rent-office/buildings                                                     264,752       317,269      107,221
            Supplies-processing                                                        18,515
            Taxes                                                                      87,546        40,219       31,143
            Telephone                                                                 134,438        46,167       38,809
            Transportation                                                            110,472        93,218      164,655
            Travel & entertainment                                                     43,509        71,260       80,591
            Utilities                                                                 234,343         8,819       73,848

                                                                   ------------------------------------------------------
TOTAL COST OF GOODS SOLD                                                 224,548    8,137,198     3,849,045    3,482,673
                                                                   ------------------------------------------------------

INCOME BEFORE INTEREST, DEPRECIATION,
            TAXES, OR EXTRAORDINARY EXPENSES                            (224,548)  (4,033,557)   (2,051,638)  (1,413,072)
                                                                   ------------------------------------------------------

INTEREST(INCOME) EXPENSE                                                               62,539        90,855       91,010
DEPRECIATION AND AMORTIZATION                                                       1,096,271     1,217,312    1,217,312
INCOME TAX EXPENSE (BENEFIT)
REORGANIZATION EXPENSE                                                                              440,000      428,250
OTHER (INCOME) EXPENSE                                                               (108,643)
(GAIN) LOSS ON SALE OF ASSETS
                                                                   ------------------------------------------------------

NET INCOME (LOSS)                                                       (224,548)  (5,083,724)   (3,799,805)  (3,149,644)
                                                                   ======================================================

                                                                    MONTH         MONTH        MONTH         MONTH         MONTH
                                                                    ENDED         ENDED        ENDED         ENDED         ENDED
                                                                   3/31/98       4/30/98      5/31/98
                                                                 ------------------------------------------------------------------
NET REVENUE (INCOME)                                                2,643,744     4,467,381    3,203,483
                                                                 ------------------------------------------------------------------

COST OF GOODS SOLD
            Salaries & wages                                        1,123,331     1,143,869    1,071,850
            Less:  Salaries & wages capitalized in fixed assets                     (87,816)    (170,871)
            Benefits                                                  311,609       267,260      274,753
            Bad debt expense
            Cost of goods sold
            Decontamination & disposal                                 26,758        26,758       26,758
            Disposal costs-secondary wastes                           522,653       417,282      834,424
            Financing costs
            Insurance                                                  83,183        83,183       75,058
            Legal services                                                                        45,265
            Materials                                                 562,465       999,505      578,194
            Office expense & supplies                                  51,520        11,113       85,942
            Other                                                       4,343         1,769        1,253
            Outside services                                          443,347       660,144      637,644
            Professional services                                     124,269      (121,092)
            Rent-equipment                                             58,604        36,257       49,284
            Rent-office/buildings                                     (94,110)      136,063       87,598
            Supplies-processing
            Taxes                                                      35,459        41,746       99,650
            Telephone                                                  17,319        32,054       55,441
            Transportation                                            132,244       152,740       77,421
            Travel & entertainment                                    110,575       123,532      136,127
            Utilities                                                  48,105        79,853       77,656

                                                                 ------------------------------------------------------------------
TOTAL COST OF GOODS SOLD                                            3,561,674     4,004,220    4,043,447             0           0
                                                                 ------------------------------------------------------------------

INCOME BEFORE INTEREST, DEPRECIATION,
            TAXES, OR EXTRAORDINARY EXPENSES                         (917,930)      463,161     (839,964)            0           0
                                                                 ------------------------------------------------------------------

INTEREST(INCOME) EXPENSE                                               71,976       129,416      133,029
DEPRECIATION AND AMORTIZATION                                       1,230,989     1,215,466    1,234,516
INCOME TAX EXPENSE (BENEFIT)
REORGANIZATION EXPENSE                                                352,871       387,043      303,750
OTHER (INCOME) EXPENSE
(GAIN) LOSS ON SALE OF ASSETS                                           3,966
                                                                 ------------------------------------------------------------------

NET INCOME (LOSS)                                                  (2,577,732)   (1,268,764)  (2,511,259)            0           0
                                                                 ==================================================================

                     STATEMENT OF SOURCES AND USES OF CASH           FORM OPR-6


CASE NAME: MOLTEN METAL TECHNOLOGY, INC.
(CONSOLIDATED)
CASE NUMBER:  97-21385-CJK

                                                            MONTH ENDED: 5/31/98

                                                                                               TOTAL
                                                                    PRE          POST          MONTH        MONTH         MONTH
                                                                  PETITION     PETITION        ENDED        ENDED         ENDED
                                                                 12/1-12/2    12/3-12/31     12/31/97      1/31/98       2/28/98
                                                                --------------------------------------------------------------------
CASH FLOWS-OPERATING ACTIVITIES:

Net Earnings (Loss)                                                             (5,083,724)   (5,083,724)  (3,799,805)   (3,149,644)

Adjustments to Reconcile Net Earnings to
Net Cash Provided (Used) by Operating Activities:
            Depreciation & Amortization                                          1,096,271     1,096,271    1,217,312     1,217,312
            Decrease (Increase)-Accounts Receivable                                 69,510        69,510    1,249,901      (424,891)
            Decrease (Increase)-Inventories                                      1,642,739     1,642,739       18,296        28,299
            Decrease (Increase)-Prepaid Expenses                                  (488,182)     (488,182)    (157,770)     (321,617)
            Decrease (Increase)-Other Assets                                        13,597        13,597      (90,417)      (14,442)
            Increase (Decrease)-Pre Petition Liabilities                        (2,440,220)   (2,440,220)     476,653    (1,657,847)
            Increase (Decrease)-Post Petition Liabilities                        3,076,569     3,076,569     (609,932)    2,677,217

                                                                --------------------------------------------------------------------
NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES                           0    (2,113,440)   (2,113,440)  (1,895,762)   (1,645,613)
                                                                --------------------------------------------------------------------


CASH FLOWS USED IN INVESTING ACTIVITIES
            Capital Expenditures                                                   (96,499)      (96,499)    (329,756)     (441,187)
            Sale of Net Fixed Assets
                                                                --------------------------------------------------------------------
NET CASH PROVIDED (USED) IN INVESTING ACTIVITIES                           0       (96,499)      (96,499)    (329,756)     (441,187)
                                                                --------------------------------------------------------------------


CASH FLOWS FROM FINANCING ACTIVITIES:
            Increase (Decrease)-Morgens Waterfall                                5,260,000     5,260,000    1,740,000             0
            Increase (Decrease)-Shareholder Valuations                               8,601         8,601       (4,772)        6,004

            Purchase of Treasury Stock-Preferred Shares

                                                                --------------------------------------------------------------------
NET CASH PROVIDED (USED) IN FINANCING ACTIVITIES                           0     5,268,601     5,268,601    1,735,228         6,004
                                                                --------------------------------------------------------------------


NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                       0     3,058,662     3,058,662     (490,290)   (2,080,796)

Cash and Cash Equivalents at Beginning of Period                                 4,654,326     4,654,326    7,712,988     7,222,698
                                                                --------------------------------------------------------------------


Cash and Cash Equivalents at End of Period                                 0     7,712,988     7,712,988    7,222,698     5,141,902
                                                                ====================================================================

                                                                MONTH         MONTH         MONTH         MONTH
                                                                ENDED         ENDED         ENDED         ENDED
                                                               3/31/98       4/30/98       5/31/98
                                                            --------------------------------------------------------
CASH FLOWS-OPERATING ACTIVITIES:

Net Earnings (Loss)                                            (2,577,732)   (1,268,764)   (2,511,259)

Adjustments to Reconcile Net Earnings to
Net Cash Provided (Used) by Operating Activities:
            Depreciation & Amortization                         1,230,989     1,215,466     1,246,691
            Decrease (Increase)-Accounts Receivable            (1,014,448)     (589,823)      207,760
            Decrease (Increase)-Inventories                      (299,222)      182,156      (262,546)
            Decrease (Increase)-Prepaid Expenses                 (141,434)      254,680      (757,635)
            Decrease (Increase)-Other Assets                     (351,297)            0             0
            Increase (Decrease)-Pre Petition Liabilities         (301,032)      754,545      (403,983)
            Increase (Decrease)-Post Petition Liabilities         470,356      (185,309)      504,465

                                                            --------------------------------------------------------
NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES               (2,983,820)      362,951    (1,976,507)            0
                                                            --------------------------------------------------------


CASH FLOWS USED IN INVESTING ACTIVITIES
            Capital Expenditures                                 (451,118)   (1,226,414)     (976,221)
            Sale of Net Fixed Assets                              (43,605)
                                                            --------------------------------------------------------
NET CASH PROVIDED (USED) IN INVESTING ACTIVITIES                 (494,723)   (1,226,414)     (976,221)            0
                                                            --------------------------------------------------------


CASH FLOWS FROM FINANCING ACTIVITIES:
            Increase (Decrease)-Morgens Waterfall                       0             0     2,300,000
            Increase (Decrease)-Shareholder Valuations             15,970         6,218         6,647

            Purchase of Treasury Stock-Preferred Shares

                                                            --------------------------------------------------------
NET CASH PROVIDED (USED) IN FINANCING ACTIVITIES                   15,970         6,218     2,306,647             0
                                                            --------------------------------------------------------


NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS           (3,462,573)     (857,245)     (646,081)            0

Cash and Cash Equivalents at Beginning of Period                5,141,902     1,679,329       822,084
                                                            --------------------------------------------------------


Cash and Cash Equivalents at End of Period                      1,679,329       822,084       176,003             0
                                                            ========================================================

                                   CHAPTER 11                       ATTACHMENT 1
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE


CASE NAME: MOLTEN METAL TECHNOLOGY, INC.
(CONSOLIDATED)
CASE NUMBER:  97-21385-CJK

                                                            MONTH ENDED: 5/31/98
                                                                          PAGE 1


1.   PAYROLL

State the amount of all executive wages paid and taxes withheld and paid.

          Name and Title of                                                     Date                  Wages Paid
          Executive                                                             Paid           Gross              Net
          ----------------------------------------------                --------------------  ---------------------------------
          H. W. Arrowsmith, VP Nuclear Sales & Marketing                5/1, 5/15, & 5/29/98         37,962          25,071
          Eugene Berman, VP, Regul, Legal, & Extern Aff                 5/1, 5/15, & 5/29/98         20,588          16,864
          F. Gordon Bitter, CEO & CFO, Director                         5/1, 5/15, & 5/29/98         32,588          20,620
          Steven Brien, VP, Chemical Sales & Marketing                  5/1, 5/15, & 5/29/98         18,462          10,664
          Victor E. Gatto, Jr., VP, Government Markets                  5/1, 5/15, & 5/29/98         20,793          18,933
          David Hoey, V,P Business Development                          5/1, 5/15, & 5/29/98         19,318          12,611
          F. James Howie, III, VP, Procurement                          5/1, 5/15, & 5/29/98         16,217          10,321
          Ethan E. Jacks, VP, General Counsel, Secretary                5/1, 5/15, & 5/29/98         19,898          11,827
          James E. Johnston, VP, Technical Development                  5/1, 5/15, & 5/29/98         16,414          10,086
          Randall Jones, Assistant Secretary                            5/1, 5/15, & 5/29/98         13,526           8,749
          Christopher Nagel, Chief Technology Officer                   5/1, 5/15, & 5/29/98         19,879          12,210
          Charles W. Shaver, President & COO, Director                  5/1, 5/15, & 5/29/98         30,280          19,235

                                                                                              ---------------------------------

          TOTAL EXECUTIVE PAYROLL                                                                   265,925         177,191
                                                                                              =================================

          Name and Title of                                                    Taxes Withheld
          Executive                                                    Due                      Paid
          ----------------------------------------------         -----------------------------------------------
          H. W. Arrowsmith, VP Nuclear Sales & Marketing                     10,082                       10,082
          Eugene Berman, VP, Regul, Legal, & Extern Aff                       1,403                        1,403
          F. Gordon Bitter, CEO & CFO, Director                               9,895                        9,895
          Steven Brien, VP, Chemical Sales & Marketing                        6,488                        6,488
          Victor E. Gatto, Jr., VP, Government Markets                        1,115                        1,115
          David Hoey, V,P Business Development                                5,421                        5,421
          F. James Howie, III, VP, Procurement                                4,299                        4,299
          Ethan E. Jacks, VP, General Counsel, Secretary                      5,675                        5,675
          James E. Johnston, VP, Technical Development                        3,843                        3,843
          Randall Jones, Assistant Secretary                                  2,640                        2,640
          Christopher Nagel, Chief Technology Officer                         4,992                        4,992
          Charles W. Shaver, President & COO, Director                        7,820                        7,820

                                                                 ------------------------------------------------

          TOTAL EXECUTIVE PAYROLL                                            63,673                       63,673
                                                                 ================================================

2.  INSURANCE
          Is Workers' Compensation and other insurance in effect?     Yes

          Are payments current?                                       Yes

          If any policy has lapsed, been replaced or renewed, state so in the schedule below. Attach a copy of the new policy's binder or coverage page.

                                                                                              DATE
                                   COVERAGE       POLICY         EXPIRATION     PREMIUM     COVERAGE
          CARRIER NAME              AMOUNT        NUMBER            DATE         AMOUNT     PAID THRU
------------------------------------------------------------------------------------------------------

          SEE ATTACHED INSURANCE EXPIRATION CERTIFICATE
          ---------------------------------------------

                                   CHAPTER 11                       ATTACHMENT 1
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE


CASE NAME: MOLTEN METAL TECHNOLOGY, INC.
(CONSOLIDATED)
CASE NUMBER:  97-21385-CJK

                                                            MONTH ENDED: 5/31/98
                                                                          PAGE 2




3.  BANK ACCOUNTS


                                              MMT           MMT             MMT         TENNESSEE      TENNESSEE      TENNESSEE
                                           OPERATING      PAYROLL         PAYROLL       OPERATING       PAYROLL        PAYROLL
                                         ------------------------------------------------------------------------------------------
BANK NAME                                 U.S. TRUST     U.S. TRUST     NATIONSBANK     U.S. TRUST    U.S. TRUST     NATIONSBANK

ACCOUNT NUMBER                            1100937836     1100937844     3001270655      110937851     1100937869     3001270846


BEGINNING BOOK BALANCE                        (513,535)             0          (2,382)     1,175,210             0          28,036

PLUS:        Deposits-Collections of A/R        94,507                                     2,395,820
             Other Receipts                     67,488
             Loan Advances                   2,300,000

LESS:        Disbursements                  (4,694,593)                                         (600)
             Payroll                                                         (648,615)                                    (418,675)
             Returned Checks
             Loan Repayments

OTHER:       Adjustments                      (178,107)                                      178,107
             Transfers In (Out)              2,501,182                        670,000     (3,190,000)                      420,000

                                         ------------------------------------------------------------------------------------------

ENDING BOOK BALANCE                           (423,058)             0          19,003        558,537             0          29,361
                                         ==========================================================================================

                                              ALEX          OPPEN-         M4 LP        ESCROW AT      MMT FED
                                              BROWN         HEIMER       OPERATING        ROPES        HOLDINGS        TOTAL
                                          ----------------------------------------------------------------------------------------
                                              ALEX          OPPEN-                       ROPES &
BANK NAME                                     BROWN         HEIMER        SUNTRUST        GRAY        U.S. TRUST

ACCOUNT NUMBER                              210-71007     033-82238      0005618983                  002239244-1


BEGINNING BOOK BALANCE                            6,543        136,006         (8,294)            0            500        822,084

PLUS:        Deposits-Collections of A/R                                                                                2,490,327
             Other Receipts                       6,647        251,986                                                    326,121
             Loan Advances                                                                                              2,300,000
                                                                                                                                0
LESS:        Disbursements                                                                                             (4,695,193)
             Payroll                                                                                                   (1,067,290)
             Returned Checks                                                                                                    0
             Loan Repayments                                                                                                    0
                                                                                                                                0
OTHER:       Adjustments                                                                                                        0
             Transfers In (Out)                 (13,190)      (387,992)                                                         0
                                                                                                                                0
                                          ----------------------------------------------------------------------------------------

ENDING BOOK BALANCE                                   0              0         (8,294)            0            500        176,049
                                          ========================================================================================

                                                                                                                                0

4.  POST PETITION PAYMENTS TO PROFESSIONALS AND ON PRE PETITION DEBTS
             List any post petition payments to professional and payments on Pre-petition debts in the schedule below.

             Payments To/On                                               Amount           Date         Check #
             ----------------------------                             ---------------------------------------------
             Professionals (attorneys,
             accountants, etc.):

             The Blackstone Group                                             133,418    5/11/98         41931


                                                                      ================
                                                                              133,418
                                                                      ================

             PRE-PETITION DEBTS                                                  NONE


                                                                      ================
             TOTAL PAYMENTS OF PRE-PETITION DEBTS                                   0
                                                                      ================

                         INSURANCE EXPIRATION STATEMENT                EXHIBIT D



                                               INSURANCE      COVERAGE     POLICY     EXPIRATION     PREMIUM     COVERAGE
CARRIER NAME AND ADDRESS              TYPE       AGENT         AMOUNT      NUMBER        DATE         AMOUNT     PAID THRU
--------------------------------------------------------------------------------------------------------------------------


                SEE ATTACHED



                I declare under penalty of perjury that the information provided on the attachments hereto is true and correct to the best of my knowledge and belief.


                Date:   5/26/98
                      -----------

                                        Molten Metal Technology, Inc.


                                        By:   /s/ F. Gordon Bitter
                                              --------------------------
                                              F. Gordon Bitter
                                              Chief Executive Officer

                                        MMT of Tennessee, Inc.


                                        By:   /s/ F. Gordon Bitter
                                              --------------------------
                                              F. Gordon Bitter
                                              Vice President

                                        M4 Environmental, L.P..


                                        By:   /s/ F. Gordon Bitter
                                              --------------------------
                                              M4 Environmental Management, Inc.
                                              General Partner

                                        By:   /s/ F. Gordon Bitter
                                              --------------------------
                                              F. Gordon Bitter
                                              Vice President

                                        MMT Federal Holdings, Inc.


                                        By:   /s/ F. Gordon Bitter
                                              --------------------------
                                              F. Gordon Bitter
                                              Vice President

                   MOLTEN METAL TECHNOLOGY INSURANCE SCHEDULE
                                   EXHIBIT A

============================================================================================================================
        CARRIER NAME & ADDRESS                            TYPE                      BROKER        LIMITS        POLICY
                                                                                                                NUMBER
============================================================================================================================
Commerce & Industry Insurance Co.       General Liability                         Aon             $1,000,000    340-94-76
70 Pine Street                          Automobile Liability                      Aon             $1,000,000    766-56-11
New York, NY   10270                    Excess Liability - 1st layer              Aon            $20,000,000    606-23-31
                                                                                              excess of $1M

New Hampshire Insurance Co.             Workers Compensation                      Aon           Statutory      WC588-59-75
70 Pine Street                          Workers Compensation - CA                 Aon           Statutory      WC588-59-77
New York NY  10270                      Employers' Liability                      Aon             $1,000,000   WC588-59-75
                                                                                                               and -77[CA]

American International Specialty Lines  Pollution Liability - MA/TN               Aon             $3,000,000     8199951
   Insurance Co.                        Pollution Liability - TX                  Aon             $1,000,000     8199950
70 Pine Street
New York NY  10270


Executive Risk Indemnity Company        Fidelity                                  Aon               $500,000  751-118812-98
P.O. Box 91394                          Fiduciary                                 Aon             $2,000,000  751-118834-98
Chicago, IL   60693

Executive Risk Indemnity Company        Directors & Officers Liability            Aon            $10,000,000  751-091628-98
P.O. Box 91394
Chicago, IL   60693

CNA Insurance Companies                 Foreign Liability                         Aon             $1,000,000  PST 00 9648288
180 Maiden Lane
New York, NY  10038

Allendale Mutual Insurance Co.          Property                                  Aon           $147,000,000      CC626
Allendale Park                                                                                   Blanket
Johnston, RI  02919

American Nuclear Insurers               Nuclear All Risk Property                 J&H/M&M        $45,000,000      98262
Town Center                             Nuclear Liability Facility Form - TN      J&H/M&M        $50,000,000     NF-0338
29 South Main Street                    Master Worker Certificate - TN            J&H/M&M       $200,000,000     NW-0235
West Hartford, CT 06107                                                                        Shared Agg.

========================================================================================
        CARRIER NAME & ADDRESS          EXPIRATION    PREMIUM             PAID
                                           DATE                           THRU
========================================================================================
Commerce & Industry Insurance Co.        12/3/98         $53,000        Current
70 Pine Street                           12/3/98          $3,540        Current
New York, NY   10270                     12/3/98         $43,185        Current


New Hampshire Insurance Co.              12/3/98        $111,250        Current
70 Pine Street                           12/3/98            $753        Current
New York NY  10270                       12/3/98       inclu.           Current


American International Specialty Lines   12/3/98         $28,342        Current
   Insurance Co.                         12/3/98         $16,919        Current
70 Pine Street
New York NY  10270


Executive Risk Indemnity Company          5/9/99          $6,000        Current
P.O. Box 91394                            5/9/99          $6,000        Current
Chicago, IL   60693

Executive Risk Indemnity Company         1/19/99        $350,000        Current
P.O. Box 91394
Chicago, IL   60693

CNA Insurance Companies                   2/1/99          $2,000        Current
180 Maiden Lane
New York, NY  10038

Allendale Mutual Insurance Co.           12/2/99        $170,000        Current
Allendale Park
Johnston, RI  02919

American Nuclear Insurers                 1/1/99         $97,500        Current
Town Center                              12/31/98       $124,215        Current
29 South Main Street                     12/31/98           $550    Not yet invoiced
West Hartford, CT 06107

                   MOLTEN METAL TECHNOLOGY INSURANCE SCHEDULE
                                   EXHIBIT A

============================================================================================================================
        CARRIER NAME & ADDRESS                            TYPE                      BROKER        LIMITS        POLICY
                                                                                                                NUMBER
============================================================================================================================
                                        Nuclear Supplier's & Transp.              J&H/M&M        $15,000,000    NS-0539
                                        Nuclear Liability Facility Form - SC      J&H/M&M        $10,000,000    NF-0329
                                        Nuclear Foreign Supplier's & Transp.      J&H/M&M        $10,000,000      TBD
                                        Master Worker Certificate - SC            J&H/M&M       $200,000,000    NW-0237
                                                                                               Shared Agg.
                                        Nuclear Facility Liability - Comm. Park   J&H/M&M        $10,000,000    NF-0337
                                        Master Worker Certificate - Comm. Park    J&H/M&M       $200,000,000    NW-0234
                                                                                               Shared Agg.

American International Specialty        Pollution Legal and Closure/Post Closure  J&H/M&M         $3,000,000    8183013
   Lines Ins. Co.                                                                             Pollution Legal
Harborside Financial Center                                                                       $3,400,000
401 Plaza 3                                                                                   Closure
Jersey City, NJ   07311

==========================================================================================
        CARRIER NAME & ADDRESS          EXPIRATION    PREMIUM               PAID
                                           DATE                             THRU
==========================================================================================
                                          12/31/98         $8,670          Current
                                          12/31/98        $13,590          Current
                                          12/31/98       TBD        Based on Foreign Sales
                                          12/31/98           $550      Not yet invoiced

                                          12/31/98        $39,568          Current
                                          12/31/98           $550      Not yet invoiced


American International Specialty          10/15/00        $94,400          Current
   Lines Ins. Co.                       Poll. Legal
Harborside Financial Center               12/7/00        $425,000          Current
401 Plaza 3                               Closure
Jersey City, NJ   07311


Note: The premium for the Pollution Legal/Closure policy (AISLIC no. 8183013) is billed in 5 annual installments of $19,280 (Pollution Legal) and $85,000 (Closure). To date, the first three installments are paid in full. The remaining installments come due on the anniversary date. Thus, the remaining installments for 12/15/98 and 1999 for Pollution and for 1/4/99 and 2000 for Closure, are unbilled and unpaid.

                   MOLTEN METAL TECHNOLOGY INSURANCE SCHEDULE
                                   EXHIBIT A

=========================================================================================================================
        CARRIER NAME & ADDRESS                            TYPE                       CO          LIMITS      EXPIRATION
                                                                                   ENTITY                       DATE
=========================================================================================================================
Blue Cross & Blue Shield of RI          Full Coverage Medical                    MMT                         5/1-5/31/98
PO Box 1057
Providence, RI
02901-1057

Delta Dental Plan                       Self Funded Dental                       MMT                         5/1-5/31/98
PO Box 5-0198
Woburn, MA 01815-0198


Fortis Benefits Insurance Co.           Employee Funded-Supplemental Life        MMT                         5/1-5/31/98
PO Box 27-644-1
Kansas City, MO 64180-0644


Fortis Benefits Insurance Co.           Employee Funded-Supplemental Life        MMT TN                      5/1-5/31/98
PO Box 27-644-1
Kansas City, MO 64180-0644


Fortis Self Funded Admin Services       Medical Stop Loss and Life Insurance     MMT                         5/1-5/31/98
10159 Wayzata Boulevard                 Premiums
Minnetonka, MN 55305


Fortis Self Funded Admin Services       Medical Stop Loss and Life Insurance     MMT TN                      5/1-5/31/98
10159 Wayzata Boulevard                 Premiums
Minnetonka, MN 55305


Fortis Self Funded Admin Services       Self Funded Medical Claims               MMT &                       5/1-5/31/98
10159 Wayzata Boulevard                                                          MMT TN
Minnetonka, MN 55305


UNUM Life Insurance                     Employee Funded Long Term Disability     MMT                         5/1-5/31/98

============================================================================
        CARRIER NAME & ADDRESS              PREMIUM            PAID
                                                               THRU
============================================================================
Blue Cross & Blue Shield of RI                 $10,622        Current
PO Box 1057
Providence, RI
02901-1057

Delta Dental Plan                                 None        Current
PO Box 5-0198                                                 Current
Woburn, MA 01815-0198                                         Current


Fortis Benefits Insurance Co.                   $1,968        Current
PO Box 27-644-1
Kansas City, MO 64180-0644


Fortis Benefits Insurance Co.                   $1,185        Current
PO Box 27-644-1
Kansas City, MO 64180-0644


Fortis Self Funded Admin Services              $10,960        Current
10159 Wayzata Boulevard
Minnetonka, MN 55305


Fortis Self Funded Admin Services               $8,231        Current
10159 Wayzata Boulevard
Minnetonka, MN 55305


Fortis Self Funded Admin Services              $50,000        Current
10159 Wayzata Boulevard
Minnetonka, MN 55305


UNUM Life Insurance                             $1,951        Current

                   MOLTEN METAL TECHNOLOGY INSURANCE SCHEDULE
                                   EXHIBIT A

=========================================================================================================================
        CARRIER NAME & ADDRESS                            TYPE                       CO          LIMITS      EXPIRATION
                                                                                   ENTITY                       DATE
=========================================================================================================================
PO Box 7777-W0050
Philadelphia, PA
19175-0050


UNUM Life Insurance                     Short Term Disability                    MMT                         5/1-5/31/98
2211 Congress Street
Portland, ME 04122

============================================================================
        CARRIER NAME & ADDRESS              PREMIUM            PAID
                                                               THRU
============================================================================
PO Box 7777-W0050
Philadelphia, PA
19175-0050


UNUM Life Insurance                           $2,110        Current
2211 Congress Street
Portland, ME 04122